Grupo Santander	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about business combination [abstract]
Grupo Santander	Grupo Santander
Appendices I, II and III to the consolidated annual accounts for the year ended 31 December 2024 provide relevant information on Grupo Santander companies at that date and on the companies accounted for under the equity method.
Also, Note 3 to the aforementioned consolidated annual accounts includes a description of the most significant acquisitions and disposals of companies performed by Grupo Santander in 2024, 2023 and 2022.
The most significant transactions carried out during the first six months of 2025 or pending execution at 30 June 2025 is described below:
Agreement for the sale of the stake in Caceis
On 19 December 2024, Grupo Santander signed an agreement with Crédit Agricole S.A. for the sale of its 30.5% stake in the share capital of CACEIS. As a result of the above, as of 31 December 2024, this participation was reclassified, at its carrying value, from the line item 'investments' to the line item 'Non-current assets held for sale' in the balance sheet (see Note 6). The transaction was formalized after obtaining the relevant regulatory approvals, generating a profit before taxes of EUR 231 million registered in the line item 'Gains or losses on non-current assets held for sale not classified as discontinued operations' of the income statement. Following the completion of the planned transaction, Crédit Agricole S.A. holds the 100% of CACEIS’s share capital.
The joint depositary, custody and related asset servicing services of Santander and CACEIS in Latin America is not included in the scope of the transaction and continues to be jointly controlled by Santander and CACEIS.
Agreement for the sale of 49% of Santander Bank Polska S.A.
On 5 May 2025, Banco Santander (Santander) announced an agreement to sell approximately 49% of the share capital of Santander Bank Polska S.A. (Santander Polska) to Erste Group Bank AG at a price of 584 zlotys per share, as well as the 50% of Santander Towarzystwo Funduszy Inwestycyjnych S.A. (TFI, the asset management business in Poland) owned directly by Banco Santander, S.A., for a total amount of approximately EUR 7,000 million. Following the transaction, Santander will hold approximately 13% of Santander Polska’s share capital.
As part of this transaction, Banco Santander has agreed to acquire 60% of Santander Consumer Bank Polska, currently owned by Santander Polska, for approximately PLN 3,105 million (EUR 726 million).
The completion of the transactions is subject to the usual conditions for this type of deal, including obtaining the relevant regulatory authorizations.
As a result of this transaction, the Group has reclassified at 30 June 2025 in consolidated the balance sheet the assets of Santander Polska and TFI under the line item 'Non-current assets held for sale', and their liabilities under the heading 'Liabilities associated with non-current assets held for sale'. Likewise, the effect of these businesses on the consolidated income statement for the first half of 2025 has been classified under the line item 'Profit/(loss) after tax from discontinued operations' (see Note 6), with the same classification applied for comparative purposes in the consolidated income statement for the first half of 2024.
Agreement for the acquisition of TSB Banking Group plc

On 1 July 2025, Banco Santander announced an agreement with Banco de Sabadell, S.A. (Sabadell) for the acquisition of TSB Banking Group plc (TSB) for approximately GBP 2,650 million (EUR 3,100 million) plus the results generated by this business between 31 March 2025, and the closing of the transaction.
The completion of the transaction is subject to approval by Sabadell’s shareholders and to the usual conditions for this type of deal, including obtaining the relevant regulatory authorizations.